Exhibit 21.1
SUBSIDIARIES OF REGISTRANT
The following table lists the direct and indirect subsidiaries of Hamilton Lane Incorporated as of January 9, 2017.

Name of Subsidiary	Jurisdiction/State of Incorporation
Alpha Z GP LLC	Delaware
Alpha Z II GP LLC	Delaware
Alpha Z Private Equity Fund II, LP	Cayman Islands
Alpha Z Private Equity Fund, LP	Cayman Islands
AUSPE Fund GP LLC	Delaware
AUSPE Fund L.P.	Cayman Islands
Capital Yuan Tao Associates, L.P.	Cayman Islands
Capital Yuan Tao GP, LLC	Delaware
COPTL, LP	Delaware
CT Private Investments GP LLC	Delaware
CT Private Investments LP	Delaware
Epsilon Investment GP LLC	Delaware
Epsilon Pension Investment Canada LP	Cayman islands
Finance Street AIV Splitter L.P.	Delaware
Finance Street GP LLC	Delaware
Finance Street, LP	Cayman Islands
First Stockholm Global Private Equity L.P.	Delaware
Florida Growth Fund II LLC	Delaware
Florida Growth Fund LLC	Delaware
Fourth Stockholm Co-Investment Blocker LP	Cayman Islands
Fourth Stockholm Co-Investment SPV L.P.	Delaware
Fourth Stockholm Global Private Equity L.P.	Delaware
Fourth Stockholm Pyramid Blocker Corp.	Delaware
Golden State Investment Fund LLC	Delaware
Green Core Fund L.P.	Cayman Islands
Green Core GP LLC	Delaware
Hamilton Lane (Hong Kong) Limited	Hong Kong
Hamilton Lane (Israel) Limited	Israel
Hamilton Lane (Japan) GK	Japan
Hamilton Lane (UK) Limited	United Kingdom
Hamilton Lane Advisors, Inc.	Pennsylvania
Hamilton Lane Advisors, L.L.C.	Pennsylvania
Hamilton Lane AIFM LTD	United Kingdom
Hamilton Lane Amitim US Fund RH Blocker LP	Delaware
Hamilton Lane Brasil Fundo de Investmento em Quotas de Fundo de Investimento Multimercado	Brazil
Hamilton Lane Fundo de Investmento em Participacoes Co-Investimento	Brazil
Hamilton Lane Fundo de Investmento em Quotas de Fundos de Investimento em Participacoes	Brazil
Hamilton Lane Capital Opportunities Fund LP	Delaware
Hamilton Lane CI2 AIV-A LP	Delaware
Hamilton Lane CI2 AIV-B LP	Delaware

87444084.3

Hamilton Lane CI2 AIV-C LP	Delaware
Hamilton Lane CI2 Offshore SIV-A L.P.	Cayman Islands
Hamilton Lane Co-Investment Feeder Fund III LP	Delaware
Hamilton Lane Co-Investment Fund II Holdings LP	Delaware
Hamilton Lane Co-Investment Fund II L.P.	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-2 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-3 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-4 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-5 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-6 JJ LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-7 WWEX LP	Delaware
Hamilton Lane Co-Investment Fund III Cayman Blocker-2 LP	Cayman Islands
Hamilton Lane Co-Investment Fund III Holdings LP	Delaware
Hamilton Lane Co-Investment Fund III Holdings-2 LP	Delaware
Hamilton Lane Co-Investment Fund III LP	Delaware
Hamilton Lane Co-Investment Fund III LP	Delaware
Hamilton Lane Co-Investment Fund, LP	Delaware
Hamilton Lane Co-Investment GP II LLC	Delaware
Hamilton Lane Co-Investment GP III LLC	Delaware
Hamilton Lane Co-Investment GP, LLC	Delaware
Hamilton Lane Co-Investment Offshore Fund II L.P	Cayman Islands
Hamilton Lane Co-Investment Offshore Fund L.P.	Cayman Islands
Hamilton Lane COPTL, LLC	Pennsylvania
Hamilton Lane European Partners SICAV-SIF	Luxembourg
Hamilton Lane European Partners SICAV-SIF CI-III Parallel Sub-Fund	Luxembourg
Hamilton Lane European Partners SICAV-SIF PEF IX Parallel Sub-Fund	Luxembourg
Hamilton Lane Global SMID, L.P.	Cayman Islands
Hamilton Lane GP IX, LLC	Delaware
Hamilton Lane GP S.à r.l.	Luxembourg
Hamilton Lane GP VI, LLC	Delaware
Hamilton Lane GP VII, LLC	Delaware
Hamilton Lane GP VIII, LLC	Delaware
Hamilton Lane GP X LLC	Delaware
Hamilton Lane Investimentos Ltda.	Brazil
Hamilton Lane Investment Holdings, LLC	Delaware
Hamilton Lane Investors GP LLC	Delaware
Hamilton Lane Investors LP, Series HA-P	Delaware
Hamilton Lane Investors LP, Series PN-P	Delaware
Hamilton Lane Investors LP, Series PT	Delaware
Hamilton Lane Investors LP, Series RD-P	Delaware
Hamilton Lane Investors LP, Series VR-P	Delaware
Hamilton Lane Market Street Opportunities Fund LP	Delaware
Hamilton Lane New York Co-Investment II, LLC Hamilton Lane New York Co-Investment III, LLC	Delaware Delaware
Hamilton Lane New York Co-Investment, LLC	Delaware
Hamilton Lane New York II, LLC	Delaware
Hamilton Lane New York LLC	Pennsylvania
Hamilton Lane NM Fund I LP	Delaware

Hamilton Lane Parallel Investors (AS) LP, Series AS	Delaware
Hamilton Lane Parallel Investors LP, Series HA	Cayman Islands
Hamilton Lane Parallel Investors LP, Series PN	Cayman Islands
Hamilton Lane Parallel Investors LP, Series RD	Cayman Islands
Hamilton Lane Parallel Investors LP, Series VR	Cayman Islands
Hamilton Lane Parallel Investors, LP	Delaware
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF	Luxembourg
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF HL PE Fund VII Series A Sub-Fund	Luxembourg
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF HL PE Fund VII Series B Sub-Fund	Luxembourg
Hamilton Lane Private Equity Fund For the Benefit of Marco Consulting Group Clients, LP	Delaware
Hamilton Lane Private Equity Fund IV, LP	Guernsey
Hamilton Lane Private Equity Fund IX DE Blocker 1 LP	Delaware
Hamilton Lane Private Equity Fund IX Holdings LP	Delaware
Hamilton Lane Private Equity Fund IX LP	Delaware
Hamilton Lane Private Equity Fund plc	Ireland
Hamilton Lane Private Equity Fund V, LP	Guernsey
Hamilton Lane Private Equity Fund VI LP	Delaware
Hamilton Lane Private Equity Fund VII L.P., Series A	Delaware
Hamilton Lane Private Equity Fund VII L.P., Series B	Delaware
Hamilton Lane Private Equity Fund VIII LP, Global Series	Delaware
Hamilton Lane Private Equity Fund X LP	Delaware
Hamilton Lane Private Equity Offshore Fund IX LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VI LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VII, LP, Series B	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VII, LP, Series A	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VIII LP	Cayman Islands
Hamilton Lane Private Equity Partners LP	British Virgin Islands
Hamilton Lane Private Markets Opportunity Feeder Fund (Fund-of-Funds Series) LP	Delaware
Hamilton Lane Private Markets Opportunity Fund LP, Fund-of-Funds Series	Delaware
Hamilton Lane Secondary Feeder Fund IV-A LP	Delaware
Hamilton Lane Secondary Feeder Fund IV-B LP	Cayman Islands
Hamilton Lane Secondary Fund II GP LLC	Delaware
Hamilton Lane Secondary Fund II LP	Delaware
Hamilton Lane Secondary Fund III GP LLC	Delaware
Hamilton Lane Secondary Fund III LP	Delaware
Hamilton Lane Secondary Fund III-A Blocker LP	Delaware
Hamilton Lane Secondary Fund III-A Cayman Blocker L.P.	Cayman Islands
Hamilton Lane Secondary Fund III-A LP	Delaware
Hamilton Lane Secondary Fund III-B Blocker LP	Delaware
Hamilton Lane Secondary Fund III-B Cayman Blocker L.P.	Cayman Islands
Hamilton Lane Secondary Fund III-B LP	Delaware
Hamilton Lane Secondary Fund IV GP LLC	Delaware
Hamilton Lane Secondary Fund IV Holdings LP	Delaware
Hamilton Lane Secondary Fund IV LP	Delaware
Hamilton Lane Secondary Fund IV-EU LP	United Kingdom
Hamilton Lane Secondary Fund, LP	Delaware
Hamilton Lane Secondary Fund, LP, Series A	Delaware

Hamilton Lane Secondary Fund, LP, Series B	Delaware
Hamilton Lane Secondary Fund, LP, Series C	Delaware
Hamilton Lane Secondary Fund, LP, Series D	Delaware
Hamilton Lane Secondary Fund, LP, Series E	Delaware
Hamilton Lane Secondary GP, LLC	Delaware
Hamilton Lane Secondary Offshore Fund II L.P.	Cayman Islands
Hamilton Lane Securities, LLC	Delaware
Hamilton Lane SF2 AIV-A Inc.	Delaware
Hamilton Lane SF2 AIV-A LP	Delaware
Hamilton Lane SF2 GP Nominee Holdco Inc.	Delaware
Hamilton Lane SF2 Offshore AIV-A LP	Cayman Islands
Hamilton Lane SMID Fund, L.P.	Delaware
Hamilton Lane SOMPO Investments Ltd.	Cayman Islands
Hamilton Lane SPV GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2015 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2015 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2015 Offshore Fund LP	Cayman Islands
Hamilton Lane Strategic Opportunities 2016 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2016 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2016 Offshore Fund LP	Cayman Islands
Hamilton Lane Strategic Opportunities 2017 Fund Holdings LP	Delaware
Hamilton Lane Strategic Opportunities 2017 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2017 Fund S.C.S.	Luxembourg
Hamilton Lane Strategic Opportunities 2017 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2017 GP S.à r.l.	Luxembourg
Hamilton Lane Strategic Opportunities 2017 Offshore Fund LP	Cayman Islands
Hamilton Lane Venture Capital Fund GP, LLC	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2009	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2010	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2011	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2012	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2013	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2014	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2015	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2016	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2017	Delaware
Hamilton Lane Venture Capital Fund LP, Series CL	Delaware
Hamilton Lane Venture Capital Offshore Fund LP, Series 2009	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2010	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2011	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2012	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2013	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2014	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2015	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2016	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2017	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series CL	Cayman Islands
Hamilton Lane/BNP CI AIV-A LP	Delaware
Hamilton Lane/BNP CI AIV-B LP	Delaware

Hamilton Lane/BNP CI AIV-C LP	Delaware
Hamilton Lane/BNP Co-Investment Fund GenPar GP LLC	Delaware
Hamilton Lane/BNP Co-Investment Fund GP LP	Delaware
Hamilton Lane/BNP Co-Investment Vehicle LP	Delaware
Hamilton Lane–Carpenters Partnership Fund II L.P	Delaware
Hamilton Lane-Carpenters Partnership Fund III L.P.	Delaware
Hamilton Lane-Carpenters Partnership Fund IV L.P.	Delaware
Hamilton Lane-Carpenters Partnership Fund, L.P.	Delaware
HL Account Management LLC	Delaware
HL AMITIM GP LLC	Delaware
HL Amitim US LP	Delaware
HL AP7 Manager LLC	Delaware
HL Capital Opportunities GP LLC	Delaware
HL EMD LLC	Delaware
HL European Partners GP S.à r.l.	Luxembourg
HL Evergreen Secondary Fund GP LLC	Delaware
HL Florida Growth LLC	Delaware
HL General Partner V Limited	Pennsylvania
HL Global SMID GP LLC	Delaware
HL Golden State, LLC	Delaware
HL International Clal DE Blocker LP	Delaware
HL International Clal Feeder LP	Cayman Islands
HL International Clal SMID Feeder LP	Cayman Islands
HL International Investors (Series H1 Feeder) LP	Cayman Islands
HL International Investors (Series H1 Feeder-A) LLC	Delaware
HL International Investors (Series H2 Feeder LP	Cayman Islands
HL International Investors (Series I Feeder) LP	Cayman Islands
HL International Investors GP LLC	Delaware
HL International Investors LP	Delaware
HL International Investors LP, Secondary Opportunities Series	Delaware
HL International Investors LP, Series A	Delaware
HL International Investors LP, Series B	Delaware
HL International Investors LP, Series C	Delaware
HL International Investors LP, Series D	Delaware
HL International Investors LP, Series E	Delaware
HL International Investors LP, Series F	Delaware
HL International Investors LP, Series G	Delaware
HL International Investors LP, Series H	Delaware
HL International Investors LP, Series H1	Delaware
HL International Investors LP, Series H2	Delaware
HL International Investors LP, Series H3 (has not been used)	Delaware
HL International Investors LP, Series I	Delaware
HL International Investors LP, Series J	Delaware
HL International Investors LP, Series K	Delaware
HL International Investors LP, Series L	Delaware
HL International Investors LP, Series M	Delaware
HL International Investors LP, Series N	Delaware
HL International Investors LP, Series O	Delaware
HL International Investors LP, Series P	Delaware

HL Management Investors, LLC	Delaware
HL Market Street GP LLC	Delaware
HL Miras Secondary Fund LP	Cayman Islands
HL Multi Co-Invest S.à r.l.	Luxembourg
HL Nevada Fund Manager, LLC	Delaware
HL Newco 1 Cayman Fund LP	Cayman Islands
HL Newco 1 GP LLC	Delaware
HL Newco 2 GP LLC	Delaware
HL Newco 3 Fund LP	Delaware
HL Newco 3 GP LLC	Delaware
HL NM Fund I GP LLC	Delaware
HL NPS Co-Investment Fund III Cayman Blocker LP	Cayman Islands
HL NPS Co-Investment Fund LP	Delaware
HL NPS Co-Investment GP LLC	Delaware
HL NPS Co-Investment Master Fund LP	Delaware
HL Offshore Holdings GP, LLC	Delaware
HL Offshore Holdings, LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series HA) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series PN) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series RD) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series VR) LP	Cayman Islands
HL Parallel Investors Delaware Blocker (Series HA) LP	Delaware
HL Parallel Investors Delaware Blocker (Series PN) LP	Delaware
HL Parallel Investors Delaware Blocker (Series RD) LP	Delaware
HL Parallel Investors Delaware Blocker (Series VR) LP	Delaware
HL PE Fund for the Benefit of MCG Clients GP LLC	Delaware
HL PMOF GP LLC	Delaware
HL Second Stockholm GP LLC	Delaware
HL Secondary Investment SPV-10 Wolf LP	Delaware
HL Secondary Investment SPV-5 L.P.	Delaware
HL Secondary Investment SPV-6 L.P.	Delaware
HL Secondary Investment SPV-6A L.P.	Delaware
HL Secondary Investment SPV-7 L.P.	Delaware
HL Secondary Investment SPV-8 L.P.	Delaware
HL Secondary Investment SPV-9 L.P.	Delaware
HL SIHL-2 LLC	Delaware
HL SMID GP LLC	Delaware
HL Technology Services LLC	Delaware
HL Wyoming Nowood Fund GP, LLC	Delaware
HLA Carpenters II, LLC	Delaware
HLA Carpenters III, LLC	Delaware
HLA Carpenters IV, LLC	Delaware
HLA Carpenters, LLC	Pennsylvania
HLSA Holdings II, LLC	Delaware
HLSA Holdings, LLC	Delaware
HLSF IV-A Blocker (Cayman) LP	Cayman Islands
HLSF IV-A Blocker (DE) LP, Series 1	Delaware
HLSF IV-B Blocker (Cayman) LP	Cayman Islands
HLSF IV-B Blocker (DE) LP, Series 1	Delaware

HLSF IV-C Blocker (DE) LP	Delaware
HLSF IV-EU Blocker (Cayman) LP	Cayman Islands
HLSF IV-EU GP LLP	United Kingdom
HLSF Silver Cup, LP	Cayman Islands
HLSK, LLC	Delaware
HLSP Investment Management II Limited	Guernsey
HLSP Investment Management III Limited	Guernsey
HLSP Investment Management L.L.C.	Colorado
HLUS Holdings LLC	Delaware
Hudson River Co-Investment Fund II, L.P.	Delaware
Hudson River Co-Investment Fund III, L.P.	Delaware
Hudson River Co-Investment Fund, L.P.	Delaware
JATI GP LLC	Delaware
JATI Private Equity Fund II, LP	Cayman Islands
JATI Private Equity Fund, LP	Cayman Islands
KAY-Hamilton Lane GP LLC	Delaware
KAY-Hamilton Lane LP	Cayman Islands
New York Credit Co-Investment Fund GP II LLC	Delaware
New York Credit Co-Investment Fund GP LLC	Delaware
New York Credit Co-Investment Fund II L.P.	Delaware
New York Credit Co-Investment Fund L.P.	Delaware
New York Credit SBIC Fund GP LLC	Delaware
New York Credit SBIC Fund L.P.	Delaware
NJHL European Buyout Investment Fund L.P.	Delaware
NJHL Investments GP LLC	Delaware
NS Private Equity Fund, LP	Cayman Islands
NS Private Equity GP LLC	Delaware
Second Stockholm Global Private Equity L.P.	Delaware
Secondary Investment SPV-1 GP LLC	Delaware
Secondary Investment SPV-1, L.P.	Delaware
Secondary Investment SPV-2 GP LLC	Delaware
Secondary Investment SPV-2 L.P.	Delaware
Secondary Investment SPV-3 GP LLC	Delaware
Secondary Investment SPV-3 L.P.	Delaware
Secondary Investment SPV-4 GP LLC	Delaware
Secondary Investment SPV-4 LP	Delaware
Silver State Opportunities Fund, LLC	Nevada
Tarragon GP, LLC	Delaware
Tarragon LP	Cayman Islands
Tarragon Master Fund LP	Delaware
The Hudson River Fund II, LP	Delaware
The Hudson River Fund L.P.	Delaware
The Markaz/Hamilton Lane Technology Fund, LP	Guernsey
Third Stockholm Global Private Equity L.P.	Delaware
Wyoming Nowood Fund, LP	Delaware